UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2006 (December 19, 2006)
Altus Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51711	04-3573277

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Sidney Street, Cambridge, Massachusetts	02139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-299-2900
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release dated December 20, 2006

INTRODUCTORY NOTE
On December 20, 2006, Altus Pharmaceuticals Inc. (the “Company”) issued a press release announcing a strategic collaboration with Genentech, Inc., and filed a Current Report on Form 8-K dated December 19, 2006 (the “Current Report”) with the Securities and Exchange Commission that included a copy of such press release. The Current Report inadvertently set forth the disclosure under Item 8.01 of Form 8-K instead of Item 7.01 of Form 8-K.
The Company hereby amends and restates the Current Report in its entirety to read as follows:
Item 7.01. Regulation FD Disclosure.
On December 20, 2006, Altus Pharmaceuticals Inc. (the “Company”) issued a press release announcing it has entered into an exclusive strategic collaboration with Genentech, Inc. to develop and commercialize ALTU-238, the Company’s long-acting, crystalline form of human growth hormone. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
The Company will hold a conference call and simultaneous webcast today, Wednesday, December 20, 2006 at 11:00 a.m. eastern time. A replay of the webcast will be available on www.altus.com through January 20, 2007. Alternatively, the replay will be available starting at 3:00 p.m. eastern time on December 20, 2006 through 11:59 p.m. eastern time Wednesday, December 27, 2006 by dialing (719) 457-0820 or (888) 203-1112. The replay passcode is 6959149.
The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit relating to Item 7.01 shall be deemed furnished, and not filed:
99.1    Press Release dated December 20, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS PHARMACEUTICALS INC.
Date: December 20, 2006	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 20, 2006